CFO COMMENTARY AND FINANCIAL REVIEW SECOND QUARTER 2025 JULY 31, 2025 Exhibit 99.2

DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low-20% mid-30% high-40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign currency exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

W E C O N N E C T A C T I V E P E O P L E W I T H T H E I R P A S S I O N S

• • • • •

• • • • (dollars in millions, except per share amounts) Q2'25 Q2'24 Change Net Sales $605.2 $570.2 +6% Gross margin 49.1% 47.9% +120 bps SG&A percent of net sales 53.8% 53.1% +70 bps Operating loss ($23.6) ($23.8) +1% Operating margin -3.9% -4.2% +30 bps Net loss ($10.2) ($11.7) +13% Diluted EPS ($0.19) ($0.20) +5%

• • • • • • • • • • •

• • • • •

• • •

• • •

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Exhibit 99.2

Columbia Sportswear Company™

CFO COMMENTARY AND FINANCIAL REVIEW

SECOND QUARTER 2025

JULY 31, 2025



FORWARD-LOOKING STATEMENTS

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes.

This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company's business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "might," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplate," "believe," "estimate," "predict," "likely," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest.

The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute the ACCELERATE Growth Strategy; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology ("IT") systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward-looking statements are inherently less reliable than historical information.

New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations.

REFERENCES TO NON-GAAP FINANCIAL INFORMATION

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations.

Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity.

Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Appendix”. The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies.

GLOSSARY OF PRESENTATION TERMINOLOGY

DTC	direct-to-consumer	“+” or “up”	increased	“$##M”	in millions of U.S. dollars
DTC.com	DTC e-commerce	“-” or “down”	decreased	“$##B”	in billions of U.S. dollars
DTC B&M	DTC brick & mortar	LSD%	low-single-digit percent	c.c.	constant-currency
y/y	year-over-year	MSD%	mid-single-digit percent	M&A	mergers & acquisitions
U.S.	United States	HSD%	high-single-digit percent	FX	foreign currency exchange
LAAP	Latin America and Asia Pacific	LDD%	low-double-digit percent	~	approximately
EMEA	Europe, Middle East and Africa	low-20%	low-twenties percent	H#	First half, second half
SG&A	selling, general & administrative	mid-30%	mid-thirties percent	Q#	Quarter 1, 2, 3, 4
EPS	earnings per share	high-40%	high-forties percent	YTD	Year-to-date
bps	basis points				

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce






Columbia | SOREL | MOUNTAIN HARDWEAR | prAna

CAPITAL ALLOCATION PRIORITIES

OUR GOAL IS TO MAINTAIN OUR STRONG BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION.

DEPENDENT UPON OUR FINANCIAL POSITION, MARKET CONDITIONS AND OUR STRATEGIC PRIORITIES, OUR CAPITAL ALLOCATION APPROACH INCLUDES:

INVEST IN ORGANIC GROWTH OPPORTUNITIES

TO DRIVE LONG-TERM PROFITABLE GROWTH

RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS

THROUGH DIVIDENDS AND SHARE REPURCHASES

OPPORTUNISTIC M&A



Q2'25 FINANCIAL OVERVIEW

Q2'25 FINANCIAL RESULTS COMPARED TO Q2'24

Net Sales	Gross Margin	Operating Margin	Diluted EPS
$605M	49.1%	-3.9%	$(0.19)
+6%	+120 bps	+30 bps	+5%

Q2'25 Highlights:

- Net sales increase reflected strength in most of our international markets, offset by underlying weakness in the U.S.
- Compared to guidance, net sales upside was driven by higher-than-expected wholesale net sales, including earlier Fall '25 shipments to mitigate tariff impacts.
- Operating margin improvement reflects gross margin expansion, partially offset by SG&A expense deleverage.
- Exited the quarter with $579.0M of cash, cash equivalents and short-term investments, and no borrowings.
- Inventory was up 13 percent y/y, reflecting earlier receipt of Fall '25 inventory ahead of potential further tariff increases.

Q2'25 ACTUAL VS LAST YEAR

(dollars in millions, except per share amounts)

	Q2'25	Q2'24	Change
Net Sales	$605.2	$570.2	+6%
Gross margin	49.1%	47.9%	+120 bps
SG&A percent of net sales	53.8%	53.1%	+70 bps
Operating loss	($23.6)	($23.8)	+1%
Operating margin	-3.9%	-4.2%	+30 bps
Net loss	($10.2)	($11.7)	+13%
Diluted EPS	($0.19)	($0.20)	+5%

Commentary on Q2'25 financial results vs last year:

- Net sales growth primarily reflected changes in wholesale shipment timing which benefitted sales in the quarter, and higher Spring '25 wholesale orders, partially offset by lower DTC net sales.
- The Columbia brand grew in the quarter driven by international sales. Emerging Brands declined, in part due to lower clearance activity compared to prior year.
- The largest drivers of gross margin expansion included healthier overall inventory composition resulting in less clearance and promotional activity, as well as favorable product sales mix, partially offset by unfavorable channel and region sales mix.
- SG&A was up 8% y/y, driven by higher DTC and demand creation expenses.

Q2’25 REGIONAL NET SALES PERFORMANCE

Q2’25 NET SALES AND GROWTH VS. Q2’24


CANADA
+2% (+5% c.c.)
$27M
U.S.
-2% (-2% c.c.)
$335M
EMEA
+26% (+24% c.c.)
$131M
LAAP
+13% (+12% c.c.)
$112M

Commentary below is based on constant currency performance.

U.S.

- **Wholesale: up LSD%.** Wholesale shipment timing and higher Spring ’25 orders benefitted sales in the quarter, partially offset by lower closeout sales
- **DTC: down MSD%** (DTC B&M down LSD%, DTC.com down LDD%)
- The Company had 171 stores (152 outlets, 19 branded) exiting Q2’25 vs. 163 stores (145 outlets, 18 branded) exiting Q2’24
- In addition, the Company operated 7 temporary clearance locations exiting Q2’25 vs. 46 temporary clearance locations exiting Q2’24

LAAP

- **Japan: up low-teens%** (up MSD% c.c.), with growth across all channels
- **China: up high-teens%** (up high-teens% c.c.), aided by positive outdoor category trends
- **Korea: down LSD%** (up LSD% c.c.)
- **LAAP distributor: up mid-teens%**, driven by healthy orderbook growth

EMEA

- **Europe-direct: up low-20%** (up high-teens% c.c.), with strong DTC and wholesale performance
- **EMEA distributor: up high-20%**, with healthy orderbook growth and a shift in timing of shipments into Q2’25

Canada

- **+2% (+5% c.c.)**, as wholesale shipment timing benefitted sales in the quarter

Q2'25 NET SALES OVERVIEW

Q2'25 NET SALES AND GROWTH VS. Q2'24

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

↑ **+7%** (+6% c.c.)

$494M

FOOTWEAR:

↑ **+4%** (+4% c.c.)

$111M

- Columbia brand footwear growth was partially offset by a decline in SOREL

BRAND PERFORMANCE

Columbia

↑ **+8%** (+7% c.c.)

$548M

SOREL

↓ **-10%** (-11% c.c.)

$19M

prAna

↓ **-6%** (-6% c.c.)

$21M

MOUNTAIN HARDWEAR

↓ **-7%** (-7 c.c.)

$17M

- Columbia reflects sales growth internationally partially offset by the U.S.
- Emerging Brands decline partially reflects lower clearance activity compared to prior year

CHANNEL PERFORMANCE

WHOLESALE:

↑ **+14%** (+14% c.c.)

$317M

DTC:

↓ **-1%** (-2% c.c.)

$288M

- Wholesale shipment timing benefits and higher Spring '25 orders
- DTC B&M 0%, DTC.com -6%

Q2'25 GROSS MARGIN BRIDGE

Q2'25 gross margin expanded 120 bps y/y to 49.1%



47.9%
49.1%
Q2'24
Channel Profitability
Channel & Region Mix
FX
Other
Q2'25

Healthier overall inventory composition enabled improved product margins

Tailwinds

- **Channel Profitability:** higher wholesale margins driven by lower closeout sales with higher margins, and favorable product sales mix
- **Channel Profitability:** higher DTC margins driven by less promotional activity and lower outbound freight costs

Headwinds

- **Channel & Region Mix:** higher mix of wholesale sales (including distributor sales), which typically carry a lower margin vs. DTC

Q2'25 SG&A BRIDGE VS LAST YEAR

Q2'25 SG&A increased $22.9 million, or 8%


$302.7 M
$325.6 M
Q2'24
Omni-
Channel
Demand
Creation
Other
Q2'25

Primary SG&A Expense Increases

- **Omni-channel:** higher DTC B&M expenses related to new stores, partially offset by temporary clearance location closures
- **Demand Creation:** increased demand creation investments as part of ACCELERATE, represented 5.7% of sales vs. 5.3% in Q2'24
- **Other:** includes a variety of both recurring and non-recurring SG&A expenses

Q2'25 SG&A expenses were 53.8% of net sales compared to 53.1% in Q2'24

BALANCE SHEET OVERVIEW

BALANCE SHEET AS OF JUNE 30, 2025

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

$579M

Cash, cash equivalents and short-term investments totaled $579.0M, compared to $711.1M as of June 30, 2024.

INVENTORY

+13%

Inventories +13% y/y to $926.9M, primarily reflecting earlier receipt of Fall '25 inventory ahead of potential further tariff increases, and higher replenishment inventory following last year's transition to PFAS-free chemistry.

Older season inventories represent a manageable portion of our total inventory.



CAPITAL OVERVIEW

YTD NET CASH FLOW PROVIDED BY (USED IN) OPERATIONS

-$63M

Net cash flow used in operating activities was $62.9M, compared to net cash flow provided by operating activities of $108.9M for the same period in 2024.

YTD CAPITAL EXPENDITURES

$30M

Capital expenditures totaled $30.0M compared to $27.8M for the same period in 2024.

YTD SHARE REPURCHASES

$132M

The Company repurchased 1,677,784 shares of common stock for an aggregate of $131.7M (based on trade date), for an average price per share of $78.49.

DECLARED DIVIDENDS

$0.30

Quarterly dividend ($0.30 per share) – payable on September 4, 2025, to shareholders of record on August 21, 2025.



2025 FINANCIAL OUTLOOK

The Company's 2025 Financial Outlook is forward-looking in nature, and the following forward-looking statements reflect our expectations as of July 31, 2025 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" below. These risks and uncertainties limit our ability to accurately forecast results.

Due to macroeconomic uncertainty stemming from global trade policies, the Company is providing a limited 2025 financial outlook.

2025 Outlook	• Net sales of $3.33B to $3.40B, representing a 1% decline to a 1% increase compared to 2024. • Guidance assumes additional U.S. tariffs on imports remain at 10% excluding China, which remain at 30%. • Based on this assumption, the impact of additional tariffs in 2025 is expected to be $35M–$40M.
Q3'25 Outlook	• Net sales of $904M to $922M, representing a decrease of approximately 3% to 1% compared to Q3'24. • Guidance assumes a $15M–$20M impact from additional tariffs at the above rates. • Operating margin of 7.6% to 9.0% of net sales, compared to 12.1% for Q3'24. • Diluted EPS is expected to be $1.00 to $1.20, compared to $1.56 for Q3'24.

ACCELERATE GROWTH STRATEGY

ACCELERATE is a consumer-centric growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year initiative centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working.

Fuel Our Growth		Strengthen our Core
Deliver growth with new consumers *Bring new younger, active consumers into the brand*	**CONSUMER**	**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*

BRAND

Elevate consumers' perception of the Columbia brand

Refreshed creative strategy that brings Columbia's unique brand personality to life

Emphasize innovation and style	**PRODUCT**	**Deliver durable high-value products**

Streamline assortment with fewer, more powerful collections with clear purpose

Create elevated omni-channel brand experiences	**MARKETPLACE**	**Maintain outlet and value-oriented wholesale distribution**

Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. marketplace

MARKETING

Deliver integrated full-funnel marketing

Higher and more efficient demand creation spending ,with more creative and immersive ways to experience the brand

PROFIT IMPROVEMENT PLAN UPDATE

The Company has executed cost savings that exceed the original $125-150 million profit improvement target set in 2024 and continues to seek additional savings

Profit Improvement Plan Objective

Right-size the Company's cost structure to alleviate SG&A pressure and to position the Company to expand operating margin over time, while also providing capacity to invest in Columbia's ACCELERATE strategy and other strategic priorities

Annualized Cost Savings Executed to Date

~$90M in 2024 and ~$70M in 2025 YTD

- **Operational Cost Savings:** normalizing inventories, supply chain transformation, enterprise technology cost structure optimization
- **Organization Cost Savings:** reduction-in-force, primarily impacting U.S. corporate personnel, and expense reductions across the Company's cost structure
- **Indirect Cost Savings:** strategic sourcing and vendor rationalization
- Underperforming DTC Store Rationalization


APPENDIX

Q2'25 CONSTANT-CURRENCY RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net Sales Growth - Constant-currency Basis
(Unaudited)

	Three Months Ended June 30,					
(In thousands, except percentage changes)	Reported Net Sales 2025	Adjust for Foreign Currency Translation	Constant-currency Net Sales 2025[1]	Reported Net Sales 2024	Reported Net Sales % Change	Constant-currency Net Sales % Change[1]
Geographical net sales:						
United States	$ 335,117	$ —	$ 335,117	$ 340,228	(2)%	(2)%
Latin America and Asia Pacific	112,333	(928)	111,405	99,484	13%	12%
Europe, Middle East and Africa	130,562	(2,010)	128,552	103,922	26%	24%
Canada	27,234	692	27,926	26,610	2%	5%
Total	$ 605,246	$ (2,246)	$ 603,000	$ 570,244	6%	6%
Brand net sales:						
Columbia	$ 548,345	$ (2,202)	$ 546,143	$ 508,613	8%	7%
SOREL	18,826	(5)	18,821	21,034	(10)%	(11)%
prAna	20,537	3	20,540	21,796	(6)%	(6)%
Mountain Hardwear	17,538	(42)	17,496	18,801	(7)%	(7)%
Total	$ 605,246	$ (2,246)	$ 603,000	$ 570,244	6%	6%
Product category net sales:						
Apparel, accessories and equipment	$ 494,302	$ (1,353)	$ 492,949	$ 463,940	7%	6%
Footwear	110,944	(893)	110,051	106,304	4%	4%
Total	$ 605,246	$ (2,246)	$ 603,000	$ 570,244	6%	6%
Channel net sales:						
Wholesale	$ 317,218	$ (1,015)	$ 316,203	$ 278,384	14%	14%
DTC	288,028	(1,231)	286,797	291,860	(1)%	(2)%
Total	$ 605,246	$ (2,246)	$ 603,000	$ 570,244	6%	6%

[1] Constant-currency net sales is a non-GAAP financial measure. See "Supplemental Financial Information" above for further information.

SIX MONTHS FREE CASH FLOW RECONCILIATION

COLUMBIA SPORTSWEAR COMPANY
Reconciliation of GAAP to Non-GAAP Financial Measures
Net cash provided by (used in) operating activities to free cash flow
(Unaudited)

(In thousands)	Six Months Ended June 30, 2025	Six Months Ended June 30, 2024
Net cash provided by (used in) operating activities	$ (62,886)	$ 108,893
Capital expenditures	(30,036)	(27,788)
Free cash flow	$ (92,922)	$ 81,105

Columbia | SOREL | MOUNTAIN HARDWEAR | prAna